Aggregate Debt Maturities (Detail) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Debt Instrument [Line Items]
2011	$ 192	[1]
2012	588	[2]
2013	609
2014	1,292
2015	1,062
Thereafter	1,769
Outstanding amount of debt instrument	5,512
Unamortized (discounts) premiums, net	(95)
Capital lease obligations	60
Total debt	$ 5,477		$ 5,837

[1]	The debt maturing in 2011 includes $58 million outstanding on our credit facility, for which we have the option to extend the maturity for an additional year, subject to the satisfaction of certain financial covenants.
[2]	In January 2011, we extended the maturity of the $50 million Le Méridien Piccadilly mortgage to January 20, 2012 and, therefore, have included it in the 2012 maturities. The mortgage loan can be extended for an additional one-year period, subject to the satisfaction of certain financial covenants.